UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2025

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 224-7900

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 5, 2025, Apartment Investment and Management Company (“Aimco”) entered into an agreement to sell its portfolio of five apartment properties located in suburban Boston to HGI Acquisitions, LLC (the “buyer”) for a gross price of $740 million. The buyer has completed due diligence and made a $20 million non-refundable deposit. Four of the five asset sales are expected to close during the third quarter of 2025, with closing of the final asset expected in the fourth quarter to accommodate an assumption of the property loan.

Net proceeds from the transaction, accounting for the associated property-level debt, are expected to be approximately $485 million. Aimco plans to return the majority of the net proceeds from the transaction upon receipt to shareholders.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements, including those regarding the timing of asset sales and the timing and amount of capital expected to be returned to stockholders, are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, and assumptions that may affect actual results or outcomes, including changes in market conditions, fluctuations in our stock price, our financial performance, regulatory changes, and general economic conditions. Readers should carefully review Aimco's financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco's Annual Report on Form 10-K for the year ended December 31, 2024, as these filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2025

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P.
By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member
/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer